SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule

14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE SINGING MACHINE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

January 16, 2014

To Our Stockholders:

I am pleased to invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. (the "Company") to be held on Friday, February 21, 2014 at 9:00 a.m. EST at the Company's executive offices located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. Instructions on the proxy card will tell you how to vote by returning your proxy card by mail. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

We appreciate your support and continued interest in the Company.

Sincerely,

/s/ Carol Lau
Carol Lau
Chairwoman of the Board

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

Our Annual Meeting of Stockholders of the Company will be held on February 21, 2014 at 9:00 a.m. EST at the Company's executive offices which are located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309.

The agenda of the meeting includes the following:

1. To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified (Proposal No. 1);

2. To ratify the appointment of Mallah, Furman & Company, PA as the Company's independent certified public accountants for the fiscal year ending March 31, 2014 (Proposal No. 2); and

3. To consider and transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on December 30, 2013 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy Card enclosed with this notice on or about January 17, 2014, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company's common stock (OTCBB: SMDM) on December 30, 2013, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy card in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL SET FORTH ABOVE.

By Order of the Board of Directors

/s/ Carol Lau
Carol Lau
Chairwoman of the Board

Fort Lauderdale, Florida

January 16, 2014

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TABLE OF CONTENTS

Page

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5
General	5
Purpose of the Annual Meeting	5
Outstanding Securities and Voting Rights	5
Proxy Voting	5
Attendance and Voting at the Annual Meeting	6
Revocation	6
Vote Required to Approve Each Proposal	6

MANAGEMENT	6

CORPORATE GOVERNANCE AND RELATED MATTERS	8
Board Committees and Meetings	8
Board Committees	8
Director's Compensation	9

INFORMATION ABOUT THE EXECUTIVE OFFICERS	10
Executive Compensation	10
Report of the Executive Compensation/Stock Option Committee on Executive Compensation	11
Security Ownership of Certain Beneficial Owners and Management	14
Certain Relationships and Related Transactions	15
Audit Committee Report	15

DISCUSSION OF PROPOSAL ITEMS RECOMMENDED BY THE BOARD	17

ITEM 1—ELECTION OF DIRECTORS	16

ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	17

ANNUAL REPORT ON FORM 10-K	18

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	18

INFORMATION CONCERNING SHAREHOLDER PROPOSALS	18

PROXY SOLICITATION COSTS	18

OTHER MATTERS	18

IMPORTANT: Please SIGN, DATE, and RETURN the enclosed Proxy Card immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

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THE SINGING MACHINE COMPANY, INC.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

PROXY STATEMENT

FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held February 21, 2014

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Singing Machine Company, Inc. of proxies to be voted at our Annual Meeting of Shareholders, and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on February 21, 2014 at our executive offices which are located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309. In this proxy statement, The Singing Machine Company, Inc. is referred to as the "Company," "Singing Machine, " "we," "our" or "us."

Our principal executive offices are located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309. Our proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about January 17, 2014.

Purpose of the Annual Meeting

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and ratification of the appointment of our independent auditors. In addition, management will report on the performance of the Company during fiscal year 2013 and respond to questions from stockholders.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on December 30, 2013, the record date, will be entitled to notice of, and to vote at the Annual Meeting. On that date, we had 38,070,642 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the record date, 38,070,642 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 19,035,321 votes will be required to establish a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In tabulating the voting results for any proposal, shares that constitute broker “non-votes” are not considered entitled to vote on that proposal. Thus, broker “non-votes” will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1 - the election of each of the nominees to the Board named herein and "FOR" Proposal 2 - the ratification of Mallah, Furman & Company, PA as our independent certified public accountants for the fiscal year ending March 31, 2014. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of the Company solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy Card is returned and properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

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The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Vote Required To Approve Each Proposal

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the appointment of Mallah, Furman & Company, PA as the Company's independent auditors for fiscal year 2014 will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers, directors and significant employees as of January 16, 2014.

Name	Age	Position

Gary Atkinson	32	CEO and General Counsel
Bernardo Melo	36	VP Global Sales and Marketing
Lionel Marquis	60	CFO
Carol Lau	64	Chairwoman
Harvey Judkowitz	68	Director
Bernard Appel	81	Director
Stewart A. Merkin	70	Director
Peter Hon	72	Director
Yat Tung Lau	34	Director

Directors are elected or appointed to serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of stockholders and until their successors have been elected and qualified. Any officer elected or appointed by the Board or appointed by an executive officer or by a committee may be removed by the Board either with or without cause, and in the case of an officer appointed by an executive officer or by a committee, by the officer or committee that appointed him or by the president.

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The following information sets forth the backgrounds and business experience of our directors and executive officers and has been provided to us by each respective individual:

Gary Atkinson joined the Company in January 2008 and served as General Counsel and Corporate Secretary. For the past four years, Mr. Atkinson has worked closely with all departments within the Company, including Operations, Finance, Sales, and the China production side. In November 2009, Mr. Atkinson was appointed as Interim Chief Executive Officer and was promoted as the Company’s permanent Chief Executive Officer in May, 2012. Mr. Atkinson is a licensed attorney in the State of Florida and Georgia. He graduated from the University of Rochester with a Bachelors Degree in Economics and has been awarded a dual-degree J.D./M.B.A. from Case Western Reserve University School of Law and Weatherhead School of Management.

Bernardo Melo has been with the Company since February 2003 and has served as the Vice President of Global Sales and Marketing (“VP of Sales”) since 2008. During his tenure at the Singing Machine, Mr. Melo has overseen the sales and operations of the music division as well as managed the customer service department. Before taking over the responsibility of VP of Sales, Mr. Melo held dual roles with the Company managing the operations, licensing and sales of the music division while concentrating on hardware sales for the Latin America and Canada market as well as key U.S. accounts such as Toys R’ Us. Prior to joining the Company, Mr. Melo held a consulting role for Rewards Network formerly Idine. Mr. Melo’s assignment during his tenure was improving their operational procedures while increasing efficiencies and lowering operating cost. Mr. Melo also worked at Coverall North America as Director of Sales managing a start up initiative for the company covering 15 regional office and 40 sales reps across North America focusing on franchise sales. Overall Mr. Melo has over 11 years of sales, marketing and management experience.

Lionel Marquis joined the Company in June 2008 as Controller and Principal Accounting Officer and was appointed as the Company’s Chief Financial Officer in May, 2012. For the past 18 years Mr. Marquis has served as Controller and or Chief Financial Officer for several manufacturing and distribution companies in the South Florida area. Some of these companies include Computer Products, Inc (Artesyn Technologies Inc), U S Plastic Lumber Corporation, Casi-Rusco, (division of Interlogix Inc.), DHF Industries, Inc and Ingear Fashions, Inc. Mr. Marquis graduated from Bryant College with a Bachelors Degree in Business Administration with a major in accounting. Mr. Marquis is a Certified Public Accountant in the state of Florida.

Carol Lau joined the Company’s board of directors on January 12, 2007 and served as the Company’s interim chief financial officer from May 23, 2008 through April 30, 2012. Ms. Lau has been with the Starlight Group since 1987 and was appointed to the position of President of Starlight Randix Corporation, a wholly owned subsidiary of the Starlight Group in 1993. In 2001, she became the Chief Financial Officer of Cosmo Communications Corporation. Currently Ms. Lau serves as Chairwoman of the Company’s Board of Directors. Prior to joining the Starlight Group, from 1978 to 1987 Ms. Lau held positions in auditing and financial management with the Australian Government. Ms. Lau was a Certified Public Accountant (CPA) in Australia and is a licensed CPA in Massachusetts. She holds a Bachelor of Business degree from the Curtin University in Australia and a Graduate Diploma in Computer Science from the Canberra University in Australia. Ms. Lau joined the Company’s board on January 12, 2007.

Harvey Judkowitz has served as a director of the Company since March 29, 2004 and is the chairman of the Audit Committee. He is licensed as a CPA in New York and Florida. From 1988 to the present date, Mr. Judkowitz has conducted his own CPA practices. He has served as the Chairman and CEO of UniPro Financial Services, a diversified financial services company up until the company was sold in September of 2005. He was formerly the President and Chief Operating Officer of Photovoltaic Solar Cells, Inc.

Bernard S. Appel has served as a director of the Company since October 31, 2003. He spent 34 years at Radio Shack, beginning in 1959. At Radio Shack, he held several key merchandising and marketing positions and was promoted to the positions of President in 1984 and to Chairman of Radio Shack and Senior Vice President of Tandy Corporation in 1992. Since 1993 through the present date, Mr. Appel has operated the private consulting firm of Appel Associates, providing companies with merchandising, marketing and distribution strategies, creative line development and domestic and international procurement.

Stewart Merkin has served as a director of the Company since December 1, 2004. Mr. Merkin, founding partner of the Law Office of Stewart A. Merkin, has been practicing law in Miami, Florida since 1974. His core legal practice areas include corporate and securities law, as well as mergers and acquisitions and international transactions. He was awarded both J.D. and M.B.A. degrees from Cornell University, as well as a B.S. from The Wharton School, University of Pennsylvania. He was admitted to the Florida Bar in 1972.

Peter Hon has served as a director of the Company since January 12, 2007. Mr. Hon has been a non-executive of the Starlight Group since 1998. Mr. Hon passed the College of Law qualifying examination in 1969 in the United Kingdom and began practicing law in Hong Kong in that year after being admitted to the High Court of Hong Kong. He has been the principal of Hon and Co, a law firm in Hong Kong for the past 37 years.

Yat Tung Lau has served as director of the Company since January 12, 2007. Mr. Lau joined the Starlight Group in 2003 as assistant to the Chairman of the Board of Starlight International and is now head of corporate relations. He is also responsible for local sales in China and heads the computer information system department for the Starlight Group. From 2002 to 2003, he held a marketing executive position in Storage Technology Corporation. Mr. Lau recently received an MBA from the University of Minnesota and also holds a Bachelor of Arts degree in business marketing from Indiana University.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Board Committees and Meetings

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified; unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

The Board meets regularly during the year to review matters affecting our company and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2013, there were 2 meeting of the Board. All persons who were serving as directors during fiscal 2013 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members except for Carol Lau, Yat Tung Lau and Peter Hon. During fiscal 2013, the persons serving on our Board of Directors were Carol Lau, Bernard Appel, Harvey Judkowitz, Stewart Merkin, Yat Tung Lau, and Peter Hon.

BOARD COMMITTEES

We have an audit committee, a compensation committee and a nominating committee.

The audit committee consists of Messrs. Judkowitz (Chairman), Appel and Merkin. The Board has determined that Mr. Judkowitz qualifies as an "audit committee financial expert," as defined under Item 407 of Regulation S-K of the Exchange Act. The Board has determined that each of Messrs. Judkowitz, Merkin and Appel are "independent directors" within the meaning of the listing standards of the major stock exchanges. The audit committee recommends the engagement of independent auditors to the board, initiates and oversees investigations into matters relating to audit functions, reviews the plans and results of audits with our independent auditors, reviews our internal accounting controls, and approves services to be performed by our independent auditors.

The compensation committee consists of Messrs. Judkowitz and Merkin. The compensation committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers our employee stock option plan.

The nominating committee consists of Messrs. Appel (Chairman), Merkin and Yat Tung Lau. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election.

Nomination of Directors

As provided in our nominating committee charter and our Company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the AMEX;

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•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s board of directors as set forth in the Company’s Proxy Statement on Schedule 14A filed with the SEC on January 18, 2013.

DIRECTOR'S COMPENSATION

During fiscal 2013, our compensation package for our non-employee directors consisted of grants of stock options, cash payments, stock issuances and reimbursement of costs and expenses associated with attending our Board meetings. Our five non-employee directors during fiscal 2013 were Messrs. Appel, Judkowitz, Hon, Yat Tung Lau and Merkin.

During fiscal 2013, we have implemented the following compensation policy for our directors.

•	An initial grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of joining the board. The options will vest in one year and expire in ten years while they are board members or 90 days once they are no longer board members.

•	An annual cash payment of $7,500 will be made for each completed full year of service or prorated for a partial year. The payment will be made as of March 31.

•	An annual stock grant of stock equivalent in value to $2,500 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the Annual Shareholder Meeting. The actual grant will be made on or before March 31.

•	An annual grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of the Annual Shareholder Meeting. If the Annual Meeting is held less than 6 months after the board member first joined the board he or she will not receive another option grant.

•	Independent board members will receive a $500 fee for each board meeting and annual meeting they attend. Committee meetings and telephone board meetings will be compensated with a $200 fee.

•	All expenses will be reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the fiscal year ended March 31, 2013.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Bernard Appel	$8,250	$2,500	$3,141	$-	$-	$-	$13,891
Peter Hon	$-	$-	$-	$-	$-	$-	$-
Harvey Judkowitz	$8,250	$2,500	$3,141	$-	$-	$-	$13,891
Carol Lau	$-	$-	$-	$-	$-	$-	$-
Yat Tung Lau	$-	$-	$-	$-	$-	$-	$-
Stewart Merkin	$8,250	$2,500	$3,141	$-	$-	$-	$13,891

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COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended March 31, 2013 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms except for the following:

Mr. Harvey Judkowitz filed a Form 5 in lieu of filing a timely Form 4 with respect to three transactions;

Mr. Bernard Appel filed a Form 5 in lieu of filing a timely Form 4 with respect to three transactions;

Mr. Stewart Merkin filed a Form 5 in lieu of filing a timely Form 4 with respect to three transactions;

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other named executive officers of our Company (collectively, the “named executive officers”) for Fiscal 2013.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Comp	Non-Qualified Deferred Compensation Earnings	Other Comp	TOTAL COMP
Gary Atkinson
Chief Executive Officer	2013	$95,000.00	$12,770.00	-	$-	$-	$-	$-	$107,770.00
	2012	$86,000.00	$5,300.00	-	$-	$-	$-	$-	$91,300.00

Lionel Marquis	2013	$107,000.00	$7,135.00	-	$-	$-	$-	$-	$114,135.00
Chief Financial Officer	2012	$100,000.00	$2,650.00	-	$-	$-	$-	$-	$102,650.00

Bernardo Melo	2013	$140,000.00	$120,000.00	-	$-	$-	$-	$-	$260,000.00
VP Global Sales & Marketing	2012	$140,000.00	$30,756.00	-	$-	$-	$-	$-	$170,756.00

OPTION GRANTS IN FISCAL 2013

No grants of stock option awards were made to our named executive officers during Fiscal 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to outstanding grants of options to purchase our common stock under our Year 2001 Stock Option Plan to the named executive officers as of the fiscal year ended March 31, 2013:

								Equity Incentive	Equity Incentive
			Equity Incentive				Market	Plan Awards:	Plan Awards:
			Plan Awards:				Value of	Number of	Market or
	Number of	Number of	Number of			Number of	Shares or	Unearned	Payout Value of
	Securities	Securities	Securities			Shares or	Units of	Shares, Units	Unearned
	Underlying	Underlying	Underlying			Units of	Stock	or Other	Shares, Units or
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	That Have	Rights That	Other Rights
	Options (#)	Options (#)	Unearned Options	Exercise	Expiration	Have Not	Not Vested	Have Not	That Have Not
Name and Principal Position	Exercisable	Unexercisable	(#)	Price ($)	Date	Vested (#)	($)	Vested (#)	Vested ($)

Gary Atkinson, CEO	120,000	-	N/A	0.06	10/29/2020	N/A	N/A	N/A	N/A

Lionel Marquis, Principal Financial Officer	120,000	-	N/A	0.06	10/29/2020

Bernardo Melo, VP Global Sales & Marketing	4,000	-	N/A	1.97	12/19/2013	N/A	N/A	N/A	N/A
	6,500	-	N/A	1.54	2/6/2014
	20,000	-	N/A	0.60	5/8/2015
	200,000		N/A	0.06	10/29/2020
	230,500	0

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EMPLOYMENT AGREEMENTS

As of January 16, 2014 the Company has no employment contracts with any of its employees.

SEPARATION AND CONSULTING AGREEMENTS

As of January 16, 2014 the Company did not have any separation or consulting agreements.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of March 31, 2013:

		WEIGHTED-AVERAGE	NUMBER OF SECURITIES
	NUMBER OF SECURITIES	EXERCISE PRICE OF	REMAINING AVAILABLE FOR FUTURE
	TO BE ISSUED UPON	OUTSTANDING	COMPENSATION PLANS
ISSUANCE UNDER EQUITY	EXERCISE OF OUTSTANDING	OPTIONS, WARRANTS	(EXCLUDING SECURITIES IN
PLAN CATEGORY	OPTIONS, WARRANTS AND RIGHTS	AND RIGHTS	COLUMN (A))
Equity Compensation Plans approved by Security Holders	1,247,380	$.27	0

Equity Compensation Plans Not approved by Security Holders	0	$0	0

YEAR 2001 PLAN

On June 1, 2001, our Board of Directors approved the Year 2001 Plan and it was approved by our shareholders at our special meeting held September 6, 2001. The Year 2001 Plan was developed to provide a means whereby directors and selected employees, officers, consultants, and advisors of the Company may be granted incentive or non-qualified stock options to purchase common stock of the Company. The Year 2001 Plan authorized an aggregate of 1,950,000 shares of the Company’s common stock with a maximum of 450,000 shares to any one individual in any one fiscal year. The shares of common stock available under the Year 2001 Plan were subject to adjustment for any stock split, declaration of a stock dividend or similar event. At March 31, 2013, we had granted 1,251,380 options under the Year 2001 Plan, 1,251,380 of which were fully vested. As of this date the Year 2001 Plan has expired and no further options can be issued thereunder.

Options granted under the Year 2001 Plan are not transferable except by will or applicable laws of descent and distribution. Except as expressly determined by the Compensation Committee, no option under the Year 2001 Plan is exercisable after thirty (30) days following an individual's termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual's disability, retirement or death. The obligations of the Company under the Year 2001 Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Compensation Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options, as such time and in such manner as the Compensation Committee deems appropriate.

401(K) PLAN

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2013, 2012 and 2011 totaled $30,589, $24,933 and $18,660, respectively.

REPORT OF THE EXECUTIVE COMPENSATION/STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

The Report of the Executive Compensation/Stock Option Committee on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

EXECUTIVE COMPENSATION PHILOSOPHY

PHILOSOPHY

The Executive Compensation Committee believes that the Singing Machine must maintain short and long-term executive compensation plans that enable us to attract and retain well-qualified executives. Furthermore, we believe that our compensation plans must also provide a direct incentive for our executives to create shareholder value. A well designed executive compensation plan will align the interests between the executives and the shareholders as well as creating a positive environment of goals, performances and rewards.

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We believe that the executive compensation should reflect the success of the management team, rather than the individual, in attaining the key operating objectives such as revenues growth, operation cost reduction, fund raising and the appreciation of the stock price. A clear measurement should be established to reward the performance. We will also evaluate our executive compensation package by comparison to similar companies to ensure the competitiveness of our compensation.

In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

BASE SALARIES

Annual base salaries for executive officers are initially determined by evaluating the responsibility of the position and the experience and the skill sets of the individual. Also taken into consideration is the competitiveness of the market place for executive talent, including a comparison of base annual salaries with comparable positions within similar companies.

INCENTIVE CASH BONUSES

Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our Company. The overall performance of our Company includes the revenue growth, reduction of the operation expenses, fund raising and the stock price appreciation.

LONG TERM COMPENSATION - STOCK OPTION GRANTS

We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our stockholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our financial performance. However, if an individual has made significant contributions to our Company, we will provide them with a bonus payment for their efforts even if our Company's financial performance has not been strong.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

Gary Atkinson was appointed as Interim Chief Executive Officer effective November 1, 2009. Mr. Atkinson was appointed permanent Chief Executive Officer effective April 30, 2012. Mr. Atkinson does not have an employment contract with the Company and has an annual salary of $95,000.

COMPENSATION COMMITTEE REPORT

The compensation committee is responsible for discharging the responsibilities of the board with respect to compensation of executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decision with respect to executive and director compensation are approved by the compensation committee and recommended to the full board of directors for ratification.

Submitted by the Compensation Committee of the Board of Directors:

Harvey Judkowitz and Stewart Merkin

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Executive Compensation Committee in the fiscal year ended March 31, 2013 were Messrs. Judkowitz and Merkin. None of the members of the Compensation Committee in fiscal 2013 were or are current officers or employees of the Singing Machine or any of its subsidiaries. None of these persons have served on the board of directors or on the compensation committee of any other entity that has an executive officer serving on our board of directors or on our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 17, 2013, certain information concerning beneficial ownership of our common stock by:

•	all directors of the Singing Machine,

•	all named executive officers of the Singing Machine; and

•	persons known to own more than 5% of our common stock.

Security ownership is based on 38,028,975 shares of our common stock issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to convertible securities and options currently convertible or exercisable, or convertible or exercisable within 60 days of May 17, 2013, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted below, and subject to applicable property laws, to our knowledge each person has sole investment and sole voting power over the shares shown as beneficially owned by them. Unless otherwise noted, the principal address of each of the directors and officers listed below is c/o The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of May 17, 2013

Name and Address of Beneficial Owner	Amount and Nature of Certain Beneficial Ownership of Common Stock	Percentage of outstanding shares of common stock

Security Ownership of Management:
Gary Atkinson	142,753	*
Lionel Marquis	120,000	*
Bernardo Melo	230,500	*
Bernard Appel (1)	370,032	*
Harvey Judkowitz (1)	380,032	*
Carol Lau (1)	68,857	*
Yat Tung Lau (1)	68,857	*
Peter Hon (1)	68,857	*
Stewart Merkin (1)	347,685	*
Officers & Directors as a Group (9 persons)	1,797,573	4.7%

Security Ownership of Certain Beneficial Owners:
Starlight Group (2)	19,623,155	51.6%
koncepts International Ltd.	18,682,679	49.1%
Starlight Industrial Holdings, Ltd.	940,476	2.5%
Arts Electronics Ltd. (3)	3,745,917	9.9%
Gentle Boss Investments Ltd (4)	2,100,000	5.5%

Less than 1%

Total Shares of Common Stock as of May 17, 2013	38,028,975
Stock Options Exercisable within 60 days of May 17, 2013	1,251,380

Total	39,280,355

(1) Includes as to the person indicated, the following outstanding stock options to purchase shares of the Company’s Common Stock issued under the 1994 and 2001 Stock Option Plans, which will be vested and exercisable within 60 days of the record date: 160,000 options held by Bernie Appel; 160,000 options held by Harvey Judkowitz, 140,000 held by Stewart Merkin, and 40,000 held by each of Carol Lau, Peter Hon, and Yat-Tung Lau.

(2) “Starlight Group” is defined in Part I, Item 1 under “Business Overview.” The address for the Starlight Group is 5/F Shing Dao Industrial Bldg, 232 Aberdeen Main Road, Aberdeen China.

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(3) The address for Arts Electronics Ltd. is Room 101, Fo Tan Ind CTR 1/F, 26-28 Au Pui Wan, Fo Tan, Shatin N.T. Hong Kong.

(4) The address for Gentle Boss Investments Ltd. is Unit 6, 9/F, Tower B, 55 Hoi Yuen Road, Kwun Tong, Kowloon Hong Kong.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no other family relationships among any of our officers or other directors, except for Chairwoman Carol Lau who is the aunt of Director Yat Tung Lau and the mother of Gary Atkinson, the Company’s Interim Chief Executive Officer and General Counsel.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee is responsible for assisting the Board in monitoring (1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company's independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During fiscal 2013, all of the Audit Committee members were non-employee directors and were independent as defined by applicable rules in effect during fiscal 2013. The members of the Audit Committee during fiscal 2013 were Harvey Judkowitz, Bernard Appel and Stewart Merkin. Mr. Judkowitz served as the Chairman of the Audit Committee.

In discharging its duties during fiscal 2013, the Audit Committee met with and held discussions with management and our independent auditors, Mallah, Furman & Company, PA. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with Mallah, Furman & Company, PA the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, Mallah, Furman & Company, PA, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and the Audit Committee discussed with Mallah, Furman & Company, PA, its independence.

Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

Audit Committee

Harvey Judkowitz, Chairman

Bernard Appel

Stewart Merkin

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PROPOSALS TO THE STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS

The six persons set below are proposed to be elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Shareholder meeting in 2015 or until his or her successor is duly elected and qualified.

Bernard Appel

Peter Hon

Harvey Judkowitz

Carol Lau

Yat Tung Lau

Stewart Merkin

All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" section of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time when the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

Assuming a quorum is present, the six nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

The Board recommends stockholders to vote "for" each of the nominees for director set forth above.

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PROPOSAL 2. RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our shareholders to ratify the Audit Committee's appointment of Mallah, Furman & Company, PA as our independent certified public accountants for the fiscal year ending March 31, 2014. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholder's best interests.

We engaged Mallah, Furman & Company, PA as our Independent auditor on October 15, 2004 and Mallah, Furman & Company, PA audited our consolidated financial statements for the fiscal years ended March 31, 2013 and March 31, 2012. Representatives of Mallah, Furman & Company, PA are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Singing Machine by our independent Certified Public Accountants for professional services rendered for Fiscal 2013 and Fiscal 2012:

Fee Category	Fiscal 2013	Fiscal 2012

Audit Fees	$105,930	$87,567
Tax Fees	10,000	10,000
All Other Fees	8,244	4,475

Total Fees	$124,174	$102,042

Audit Fees - Consists of fees billed for professional services rendered for the audit of the Singing Machine's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that were provided by Mallah Furman, Certified Public Accountants in connection with statutory and regulatory filings or engagements

Tax Fees - Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees - Consists of fees for products and services other than the services reported above.

Out of the total Fiscal 2013 and Fiscal 2012 audit and other fees, $105,930 and $89,542 were billed by Mallah Furman, Certified Public Accountants respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

The ratification of the selection of, as our Independent Certified Public Accountants, Mallah, Furman & Company, PA for the fiscal year ending March 31, 2014, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting.

The Board recommends shareholders to vote "for" the ratification of the selection of Mallah, Furman & Company, PA, as our independent auditors for the fiscal year ended March 31, 2014.

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ANNUAL REPORT ON FORM 10-K

We are mailing copies of our Annual Report on Form 10-K for the year ended March 31, 2013 with this proxy statement to our shareholders of record as of December 30, 2013.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

If you received a household mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, The Singing Machine Company, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, or call (954) 596-1000. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call (954) 596-1000 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by September 15, 2013 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROXY SOLICITATION COSTS

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

OTHER MATTERS

As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Fort Lauderdale, Florida

January 16, 2014

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PROXY CARD

THE SINGING MACHINE COMPANY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON FEBRUARY 21, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carol Lau as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of The Singing Machine Company, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on Friday, February 21, 2014 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

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THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held at the Company’s executive offices located at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, on Friday, February 21, 2014, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

VOTING BY MAIL
Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 & 2

1.	Election of Directors	FOR	WITHHOLD
Nominees:
________
	Bernard Appel	☐	☐
	Peter Hon	☐	☐
	Harvey Judkowitz	☐	☐
	Carol Lau	☐	☐
	Yat Tung Lau	☐	☐
	Stewart Merkin	☐	☐

(Except nominee(s) written above)

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify Mallah, Furman & Company, PA as the Company’s independent auditors for fiscal year 2014	☐	☐	☐

If you plan to attend the Annual Meeting please mark this box

☐

Dated:
Signature
Name (printed)
Title

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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